Exhibit 32.2
SECTION 1350 CERTIFICATION
OF CHIEF FINANCIAL OFFICER
In connection with the Quarterly Report of SMSA Treemont Acquisition Corp. (the “Company”) on Form 10-Q for the period ended September 30, 2011 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Wencai Pan, Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 14, 2011	By:	/s/ Wencai Pan
Wencai Pan
Chief Financial Officer